SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 31, 2001
                                                     -------------

                              Innotech Corporation
                              --------------------
                            fka EquityAlert.com, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)



Nevada                              1-15301                   58-2377963
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(State or other            (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                            Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
------------------------------------------------------------           -------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5009
                                                      --------------

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ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     On July 31, 2001, Innotech Corporation formed EquityAlert.com, Inc. as a Nevada incorporated wholly owned subsidiary through which the operations of its online business, www.equityalert.com, will be conducted.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            INNOTECH CORPORATION

                                                                    By:Bill Mann
                                                                    ------------
                                                      Bill Mann, President & CEO
                                                                        Director

Date: August 23, 2001